Exhibit 99.1

Goldrich Mining's Geological Team Refines Orogenic Gold Model for Chandalar District

Spokane, WA – May 7, 2014 - Goldrich Mining Company (OTCQB - GRMC) (“Goldrich” or the “Company”) is pleased to announce results from advanced petrologic studies of drill core samples from the Company’s 100% owned Chandalar gold property in Alaska. The new data refines the orogenic model that has historically guided exploration at Chandalar and offers a fresh approach to future exploration. To date, exploration efforts have not been directed toward identifying mineralized igneous gold sources.

Goldrich directors and respected experienced geologists Dr. Mike Rasmussen and Charles Bigelow concurred that, “The studies are important and exciting for exploration as the pegmatite textures in outcrop and drilling and the radiogenic activity from accessory minerals associated with pegmatite-veins may indicate proximity to intrusive-related mineralization providing Goldrich a highly useful tool for gold mineralization discovery.”

The petrologic study involved detailed microprobe examination of samples taken from veins in the Chandalar gold system that exhibit characteristics of pegmatite, an igneous rock deposited during emplacement of a granitic intrusive body.  All of the samples contain numerous accessory minerals that commonly derive from magma or late stage magmatic fluids, including monazite, thorite and xenotime. Some of the accessory minerals co-precipitated with gold, indicating that late intrusive stage hydrothermal fluids migrated upward along shear zones within which the lode gold mineralization is emplaced. Importantly, radiogenic activity is associated with the accessory mineral suite.

Rasmussen and Bigelow further noted, “ We anticipate rigorous follow-up rock sampling and radiogenic surveys will result in more effective selection of high-priority drill sites, an important factor considering the expansive size of the Chandalar mega-gold system.”

About Goldrich Mining

Goldrich Mining Company (OTCQB: GRMC) is a U.S. based gold exploration and development company focused on Alaska's emerging Chandalar Gold District 190 miles north of Fairbanks. The company signed a joint-venture agreement in 2012 to develop the placer deposits of Chandalar and commercial production is anticipated to commence in the summer of 2015. The company expects to utilize the non-dilutive funds generated from placer operations to further advance hard rock exploration at its Chandalar gold project.

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara via telephone at (509) 768-4468 or info@goldrichmining.com.

DEVELOPING THE HISTORIC CHANDALAR GOLD DISTRICT

OTCQB: GRMC

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern our anticipated results and developments in the Company’s operations in future periods, planned exploration of its properties, plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves

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risk related to our limited history of commercial production;

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.